News Release

Exhibit 99.6

B&W Commences Rights Offering

(CHARLOTTE, N.C. – March 19, 2018) – Babcock & Wilcox Enterprises, Inc. (the “Company”) (NYSE: BW) announced today that it commenced a rights offering (“Rights Offering”) originally announced on March 1, 2018. Pursuant to the Rights Offering, the Company is distributing to holders of the Company’s common shares one nontransferable subscription right (a “Right”) to purchase 1.4 common shares for each common share held as of 5:00 p.m., New York City time, on March 15, 2018 (the “Rights Distribution Record Date”) at a price of $3.00 per common share (the “Subscription Price”). The Company will not issue any fractional common shares in the Rights Offering and exercises of Rights will be rounded down to the nearest whole common share. In addition, the Company will not issue fractional Rights, or pay cash in lieu of fractional Rights.

The Rights may be exercised at any time during the subscription period, which will commence on March 19, 2018. The Rights will expire if they are not exercised by 5:00 p.m., New York City time, on April 10, 2018, unless the Company extends the Rights Offering period.

The Company expects to issue 62,128,141 common shares in connection with the Rights Offering, including any common shares issued to Vintage Capital Management, LLC, a significant shareholder of the Company (“Vintage”), as backstop purchaser.

The Company expects to mail subscription certificates evidencing the Rights and a copy of the prospectus supplement for the Rights Offering to shareholders as of the Rights Distribution Record Date beginning on or about March 19, 2018.

The Company is conducting the Rights Offering to raise proceeds, along with borrowings under its first lien revolving credit facility, to repay in full all of the indebtedness outstanding and the Company’s other obligations under its second lien term loan.

The completion of the Rights Offering remains subject to the satisfaction of certain conditions, and the Company reserves the right to terminate the Rights Offering at any time prior to its expiration date.

Neither the Company nor the Company’s Board of Directors has made any recommendation as to whether shareholders should exercise their Rights, although directors and executive officers may exercise their Rights in their individual capacities. Shareholders are urged to carefully review the subscription materials the Company will provide and consult with their own legal and financial advisors in deciding whether or not to exercise the Rights. The Rights will be nontransferable. As such, shareholders will not be able to sell their Rights if they do not wish to exercise them. In addition, oversubscription Rights will not be available for shareholders desiring to purchase additional Rights. As previously disclosed, Vintage will serve as a backstop purchaser for the Rights Offering and will be entitled to purchase any unsubscribed common shares at the Subscription Price.

The Audit and Finance Committee of the Board of Directors of the Company determined that the delay that would result from obtaining shareholder approval prior to the completion of the Rights Offering would seriously jeopardize the financial viability of the Company. Because of that determination, the Audit and Finance Committee, pursuant to an exception provided in the New York Stock Exchange’s (the “NYSE”) shareholder approval policy for such a situation, approved the transaction and the Company's reliance on the NYSE financial viability exception. On March 19, 2018, the NYSE granted the Company's request.

A registration statement relating to these securities has been filed with the Securities and Exchange Commission (the "SEC") and is effective. The information in this press release is not complete and is subject to change. This press release shall not constitute an offer to sell or a solicitation of an offer to buy the securities, nor shall there be any offer, solicitation or sale of the securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful under the securities laws of such state or jurisdiction. The Rights Offering will be made only by means of a prospectus supplement, copies of which will be mailed to all eligible record date shareholders and can be accessed through the SEC’s website at www.sec.gov. A copy of the prospectus supplement may also be obtained from the information agent, D.F. King & Co., Inc., toll free at (800) 283-3192, or email at bw@dfking.com. Additional information regarding the rights offering is set forth in the Company’s prospectus supplement filed with the SEC.

Forward-Looking Statements

B&W cautions that this release contains forward-looking statements. You should not place undue reliance on these statements. Statements that include the words "expect," "intend," "plan," "believe," "project," "forecast," "estimate," "may," "should," "anticipate" and similar statements of a future or forward-looking nature identify forward-looking statements. These forward-looking statements address matters that involve risks and uncertainties and include statements that reflect the current views of our senior management with respect to our financial performance and future events with respect to our business and industry in general. There are or will be important factors that could cause our actual results to differ materially from those indicated in these statements. If one or more events related to these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may differ materially from what we anticipate. Differences between actual results and any future performance suggested in our forward-looking statements could result from a variety of factors, including the following: our ability to continue as a going concern; our ability to obtain and maintain sufficient financing to provide liquidity to meet our business objectives, surety bonds, letters of credit and similar financing, and to successfully complete our rights offering and repay our second-lien term loan, or otherwise; the highly competitive nature of our businesses; general economic and business conditions, including changes in interest rates and currency exchange rates; general developments in the industries in which we are involved; cancellations of and adjustments to backlog and the resulting impact from using backlog as an indicator of future earnings; our ability to perform contracts on time and on budget, in accordance with the schedules and terms established by the applicable contracts with customers; failure by third-party subcontractors or suppliers to perform their obligations on time and as specified; our ability to realize anticipated savings and operational benefits from our restructuring plans and other cost-savings initiatives; our ability to successfully integrate and realize the expected synergies from acquisitions; our ability to successfully address productivity and schedule issues in our Renewable segment; willingness of customers to waive liquidated damages or agree to bonus opportunities; our ability to successfully partner with third parties to win and execute renewable projects; changes in our effective tax rate and tax positions; our ability to maintain operational support for our information systems against service outages and data corruption, as well as protection against cyber-based network security breaches and theft of data; our ability to protect our intellectual property and renew licenses to use intellectual property of third parties; our use of the percentage-of-completion method of accounting; the risks associated with integrating businesses we acquire; our ability to successfully manage research and development projects and costs, including our efforts to successfully develop and commercialize new technologies and products; the operating risks normally incident to our lines of business, including professional liability, product liability, warranty and other claims against us; changes in, or our failure or inability to comply with, laws and government regulations; difficulties we may encounter in obtaining regulatory or other necessary permits or approvals; changes in, and liabilities relating to, existing or future environmental regulatory matters; our limited ability to influence and direct the operations of our joint ventures; potential violations of the Foreign Corrupt Practices Act; our ability to successfully compete with current and future competitors; the loss of key personnel and the continued availability of qualified personnel; our ability to negotiate and maintain good relationships with labor unions; changes in pension and medical expenses associated with our retirement benefit programs; social, political, competitive and economic situations in foreign countries where we do business or seek new business; the possibilities of war, other armed conflicts or terrorist attacks; and our ability to successfully consummate strategic alternatives for our MEGTEC and Universal businesses if we determine to pursue them.

If one or more of these risks or other risks materialize, actual results may vary materially from those expressed. For a more complete discussion of these and other risk factors, see B&W’s filings with the SEC, including our most recent annual report on Form 10-K. B&W cautions not to place undue reliance on these forward-looking statements, which speak only as of the date of this release, and undertakes no obligation to update or revise any forward-looking statement, except to the extent required by applicable law.

About B&W

Headquartered in Charlotte, N.C., Babcock & Wilcox is a global leader in energy and environmental technologies and services for the power and industrial markets. Follow us on Twitter @BabcockWilcox and learn more at www.babcock.com.

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Investor Contact:         Media Contact:
Chase Jacobson     Ryan Cornell

Vice President, Investor Relations	Public Relations
Babcock & Wilcox     Babcock & Wilcox
704.625.4944 | investors@babcock.com 330.860.1345 | rscornell@babcock.com